UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

QUESTCOR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Kellogg Drive, Suite D, Anaheim, California		92807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 786-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Named Executive Officer.

On February 5, 2014, Questcor Pharmaceuticals, Inc. (the “Company”), announced that David Medeiros, the Company’s Executive Vice President and Chief Technical Officer, will transition to a non-executive role sometime in 2014.

A copy of the press release announcing the upcoming transition of Mr. Medeiros is attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

(c) Appointment of New Chief Financial Officer, and Employment Arrangement between the Company and Rajesh Asarpota.

On February 5, 2014, the Company announced the appointment of Rajesh Asarpota as the Company’s Senior Vice President, Chief Financial Officer, effective February 17, 2014. Mr. Asarpota will be replacing Michael H. Mulroy as Chief Financial Officer of the Company, with Mr. Mulroy continuing to serve the Company as Executive Vice President, Strategic Affairs and General Counsel. Prior to his appointment, Mr. Asarpota, age 47, held various financial leadership roles with Life Technologies Corporation. Most recently, Mr. Asarpota was Vice President, Finance of Life Technologies, where he was responsible for providing financial leadership on the company’s growth strategy, supply chain productivity, forecasting and analysis, and financial modeling for mergers and acquisitions. From July 1992 to April 2004, Mr. Asarpota held various financial positions with the General Electric Corporation. Mr. Asarpota holds a M.B.A. from Marquette University and a Bachelor of Commerce from the University of Bombay.

In connection with the appointment, the Company and Mr. Asarpota entered into an employment arrangement (“Employment Arrangement”). The Employment Arrangement is attached to this report as Exhibit 10.1, which exhibit is incorporated herein by this reference. Under the terms of the Employment Arrangement, Mr. Asarpota will report to the Chief Executive Officer of the Company and his compensation will consist of the following components:

•	A base salary at an annualized rate of $400,000.

•	Participation in the Company’s annual bonus pool, based on a target annual cash bonus rate equal to 50% of earned based compensation.

•	An equity grant of 20,000 shares of restricted stock which will vest in four equal installments beginning February 17, 2015.

•	Group health insurance coverage and other employment benefits on the same terms as other employees of the Company.

The Company will also enter into its standard indemnification, severance, and change of control agreements with Mr. Asarpota.

There are no family relationships between Mr. Asarpota and any of the Company’s directors or executive officers and the Company has not entered into any transactions with Mr. Asarpota that are reportable pursuant to Item 404(a) of Regulation S-X.

A copy of the press release announcing the appointment of Mr. Asarpota as Chief Financial Officer of the Company is attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Questcor Pharmaceuticals, Inc. Press Release dated February 5, 2014.

10.1	Employment Arrangement with Mr. Asarpota dated January 13, 2014.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2014	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ Michael H. Mulroy
Michael H. Mulroy
Executive Vice President, Chief Financial Officer and
General Counsel